UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 22, 2009

GREEN BUILDERS, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	001-33408 (Commission File Number)	76-0547762 (IRS Employer Identification Number)

8121 Bee Caves Road Austin, Texas 78746 (Address of principal executive offices)

(512) 732-0932 (Registrant’s telephone number, including area code)

N/A
(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 21, 2009, the board of directors of Green Builder’s, Inc. (the “Company”) approved the filing of a Form 25 with the Securities and Exchange Commission to voluntarily delist the Company’s common stock from the NYSE Amex, LLC (the “Exchange”).  On September 22, 2009, the Company notified the Exchange of its decision to voluntarily delist its common stock.  The Company expects to file the Form 25 on or about October 2, 2009.  The Company expects that the last day of trading of its common stock on the Exchange will be on or about October 12, 2009.

On September 22, 2009, the Company issued a press release announcing its intention to voluntarily delist its common stock from the Exchange. A copy of the press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference into this Item 3.01.

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits

Exhibit 99.1 - Press Release dated September 22, 2009

  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN BUILDERS, INC.

Dated: September 22, 2009	By:	/s/ Cindy Hammes
Cindy Hammes
Principal Financial Officer